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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000

                                  DELIA*S CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   DELAWARE                           0-25347                 13-3963754
(STATE OR OTHER                (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                             IDENTIFICATION
INCORPORATION)                                                  NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                              10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                    (ZIP CODE)


                                 (212) 741-7785
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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STATEMENTS CONTAINED IN THIS DOCUMENT MAY BE FORWARD-LOOKING STATEMENTS (WITHIN
THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE
SECURITIES EXCHANGE ACT OF 1934). WHEN USED IN THIS DOCUMENT, THE WORDS
"BELIEVE," "PLAN," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO
IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE
RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF
THIS REPORT. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN THE
FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT
LIMITED TO: FLUCTUATIONS IN CONSUMER PURCHASING PATTERNS AND ADVERTISING
SPENDING; TIMING OF, RESPONSE TO AND QUANTITY OF OUR CATALOG MAILINGS; CHANGES
IN THE GROWTH RATE OF INTERNET USAGE AND ONLINE USER TRAFFIC LEVELS; ACTIONS OF
OUR COMPETITORS; THE TIMING AND AMOUNT OF COSTS RELATING TO THE EXPANSION OF OUR
OPERATIONS AND ACQUISITIONS OF TECHNOLOGY OR BUSINESSES AND THEIR INTEGRATION;
GENERAL ECONOMIC AND MARKET CONDITIONS; AND OTHER FACTORS OUTSIDE OUR CONTROL.
THESE FACTORS, AND OTHER FACTORS THAT APPEAR IN THIS REPORT OR IN OUR OTHER
SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING OUR MOST RECENT
REGISTRATION STATEMENT (NO. 333-44916) ON FORM S-4, COULD AFFECT OUR ACTUAL
RESULTS AND COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE
EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY US OR ON OUR BEHALF.

This Current Report on Form 8-K/A amends and completes the Registrant's Current
Report on Form 8-K filed on December 4, 2000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          We hereby incorporate by reference the following information and financial statements of dELiA*s Inc by reference to our Registration Statement on Form S-4 (Reg. No. 333-4916) as set forth below. In accordance with Rule
12b-23(a)(3) promulgated under the Exchange Act of 1934, as amended, the information and financial statements are also filed herewith as Exhibit 1.1.

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
                                                                                                               PAGE NO. OF
                                                                                                               REGISTRATION
INFORMATION INCORPORATED BY REFERENCE                                                                           STATEMENT
-------------------------------------                                                                        ----------------
dELiA*s Inc. REPORTS OF INDEPENDENT AUDITORS                                                                           F-24

FINANCIAL STATEMENTS:
Consolidated Balance Sheets as of January 31, 1999 and January 29, 2000.................................               F-26
Consolidated Statements of Income for the fiscal years ended January 31, 1998, January 31, 1999 and
     January 29, 2000...................................................................................               F-27
Consolidated Statements of Stockholders' Equity for the fiscal years ended January 31, 1998, January 31,
     1999 and January 29, 2000..........................................................................               F-28
Consolidated Statements of Cash Flows for the fiscal years ended January 31, 1998, January 31, 1999 and
     January 29, 2000...................................................................................               F-29
Notes to Consolidated Financial Statements..............................................................       F-30 to F-46
Condensed Consolidated Balance Sheets--January 29, 2000 and July 29, 2000 (Unaudited)...................               F-47
Condensed Consolidated Statements of Operations--Thirteen and twenty-six weeks ended July 31, 1999
     (Unaudited) and July 29, 2000 (Unaudited)..........................................................               F-48
Condensed Consolidated Statements of Cash Flows--Twenty-six weeks ended July 31, 1999 (Unaudited) and
     July 29, 2000 (Unaudited)..........................................................................               F-49
Notes to Unaudited Condensed Consolidated Financial Statements..........................................       F-50 to F-54

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          (B)    PRO FORMA FINANCIAL INFORMATION

          We hereby incorporate by reference the following pro forma financial information by reference to our Registration Statement on Form S-4 as set forth below. In accordance with Rule 12b-23(a)(3) promulgated under the Exchange Act of 1934, as amended, the information and financial statements are also filed herewith as Exhibit 1.2.

INFORMATION INCORPORATED BY REFERENCE                                                    PAGE NO.
-------------------------------------                                                    --------
Unaudited pro Forma Financial Condensed Consolidated Financial Information                113-117
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information                 118-119
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          (C)    EXHIBITS

                 Exhibit 1.1 Financial Statements of Acquired Business, filed in accordance with Item 7

                 Exhibit 1.2 Pro Forma Financial Information, filed in accordance with Item 7

                 Exhibit 2.1   Agreement and Plan of Merger dated August 16,
                               2000, by and among iTurf, Merger Sub and dELiA*s
                               (incorporated by reference to Amendment No. 1 to our Registration Statement on Form S-4
                               (Registration No. 333-33916))

                 Exhibit 2.2 Amendment dated October 12, 2000 to Agreement and Plan of Merger dated August 16, 2000, by and among iTurf, Merger Sub and dELiA*s (incorporated by reference to Amendment No. 1 to our Registration Statement on Form S-4 (Registration
                               No. 333-33916))

                 Exhibit 23.1  Consent of Ernst & Young LLP

                 Exhibit 23.2  Consent of Deloitte & Touche LLP

* The Merger Agreement describes certain schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2000               dELiA*s Corp.

                                       By: /s/ STEPHEN I. KAHN
                                           --------------------
                                           Stephen I. Kahn

                                           Chairman of the Board, President and
                                           Chief Executive Officer